Exhibit 10.1
EXECUTION VERSION
This FIFTH AMENDMENT TO THE REVOLVING CREDIT AND SECURITY AGREEMENT (this “Amendment”), dated as of November 20, 2025 (the “Amendment Date”), is entered into by and among OFSCC-FS, LLC, a Delaware limited liability company, as the borrower (the “Borrower”), the LENDERS party to the Revolving Credit Agreement, BNP PARIBAS, as the administrative agent for the Secured Parties (the “Administrative Agent”), OFSCC-FS HOLDINGS, LLC, a Delaware limited liability company, as equityholder (the “Equityholder”) and OFS CAPITAL CORPORATION, a Delaware corporation, as servicer (the “Servicer”).
WHEREAS, the Borrower, the lenders from time to time party thereto, the Administrative Agent, the Equityholder, the Servicer, Citibank, N.A., as the collateral agent and Virtus Group, LP, as the collateral administrator, are party to the Revolving Credit and Security Agreement, dated as of June 20, 2019 (as amended from time to time prior to the date hereof, the “Revolving Credit Agreement”); and
WHEREAS, the parties hereto desire to amend the Revolving Credit Agreement, in accordance with Section 13.01(b) of the Revolving Credit Agreement subject to the terms and conditions set forth herein.
NOW THEREFORE, in consideration of the foregoing premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:
ARTICLE I
Definitions
SECTION 1.1. Defined Terms. Terms used but not defined herein have the respective meanings given to such terms in the Revolving Credit Agreement.
ARTICLE II
Amendments to Revolving Credit Agreement
SECTION 2.1. As of the Amendment Date, the Revolving Credit Agreement is hereby amended as follows:
a)Section 1.01 of the Revolving Credit Agreement is hereby amended to amend and restate the definition of “Portfolio Advance Rate Adjustment” in its entirety as set forth below:
““Portfolio Advance Rate Adjustment” means, as of any date of determination, the percentage set forth on the applicable table below corresponding to the highest Diversity Score then-applicable to the Collateral Loans.
From the Closing Date to but excluding the Fifth Amendment Effective Date, the following table shall apply:

Diversity Score	Advance Rate Adjustment
Less than 4	0%
Greater than or equal to 4, but less than 6	40%
Greater than or equal to 6, but less than 10	60%
Greater than or equal to 10 but less than 14	80%
Greater than or equal to 14	100%
From the Fifth Amendment Effective Date to and including December 15, 2025, the following table shall apply:

Diversity Score	Advance Rate Adjustment
Less than 4	0%
Greater than or equal to 4, but less than 6	40%
Greater than or equal to 6, but less than 10	60%
Greater than or equal to 10	100%
After December 15, 2025, the following table shall apply:

Diversity Score	Advance Rate Adjustment
Less than 4	0%
Greater than or equal to 4, but less than 6	40%
Greater than or equal to 6, but less than 10	60%
Greater than or equal to 10 but less than 14	80%
Greater than or equal to 14	100%”
b)Section 1.01 of the Revolving Credit Agreement is hereby amended by inserting the following new definition in the appropriate alphabetical location:
““Fifth Amendment Effective Date” means, November 20, 2025.”
c)Section 10.02 of the Revolving Credit Agreement is hereby amended and restated in its entirety as set forth below:
“Section 10.02     Purchase of Additional Collateral Loans. (a) On any date during the Reinvestment Period, if no Event of Default has occurred and is continuing, the Borrower (or the Servicer on behalf of the Borrower) may, if each of the conditions specified in this Section 10.02(a) and Section 10.04 are met, invest Principal Proceeds (and accrued interest received with respect to any Collateral Loan to the extent used to pay for accrued interest on additional Collateral Loans and other amounts on deposit in the Principal Collection Subaccount) in additional Collateral Loans on the current Approved List or subject to an Approval Request; provided that no Collateral Loan (excluding subsequent draws under Revolving Collateral Loans or Delayed Drawdown Collateral Loans) may be purchased unless each of the following conditions are satisfied as of the date the Servicer commits on behalf of the Borrower to make such purchase and after giving effect to such purchase and all other sales or purchases previously or simultaneously committed to:
(i)     the Borrower shall have delivered and the Administrative Agent shall have approved an Approval Request with respect to the Collateral Loan pursuant to the terms of Section 2.02;
(ii)    such obligation is an Eligible Collateral Loan; and
(iii)    each Coverage Test is satisfied (or, if not satisfied immediately prior to such investment, compliance with such Coverage Test is maintained or improved).
(b) On any date after the end of the Reinvestment Period, if no Event of Default has occurred and is continuing, the Borrower (or the Servicer on behalf of the Borrower) may, if each of the conditions specified in this Section 10.02(b) and Section 10.04 are met, invest Principal Proceeds received from one or more capital contributions of Cash pursuant to Section 10.04 in additional Collateral Loans (other than Revolving Collateral Loans or Delayed Drawdown Collateral Loans) on the current Approved List or subject to an Approval Request; provided, for the avoidance of doubt, that no Principal Proceeds received from any source other than a capital contribution pursuant to Section 10.04 may be used to acquire a Collateral Loan under this Section 10.02(b); provided, further, that no Collateral Loan (excluding subsequent draws under Revolving Collateral Loans or Delayed Drawdown Collateral Loans) may be purchased unless each of the following conditions are satisfied as of the date the Servicer commits on behalf of the Borrower to make such purchase and after giving effect to such purchase and all other sales or purchases previously or simultaneously committed to:
(i)     the Borrower shall have delivered and the Administrative Agent shall have approved an Approval Request with respect to the Collateral Loan pursuant to the terms of Section 2.02;
(ii)    such obligation is an Eligible Collateral Loan; and
(iii)    each Coverage Test is satisfied (or, if not satisfied immediately prior to such investment, compliance with such Coverage Test is maintained or improved).”
Notwithstanding anything to the contrary in any Facility Document, the Equityholder may contribute an Eligible Collateral Loan (other than a Revolving Collateral Loan or a Delayed Drawdown Collateral Loan) to the Borrower with the consent of the Administrative Agent pursuant to Section 10.04.
d)Section 10.04 of the Revolving Credit Agreement is hereby amended by inserting “(other than a Revolving Collateral Loan or a Delayed Drawdown Collateral Loan)” after “(c) by assignment of a Collateral Loan that is an Eligible Collateral Loan.”

ARTICLE III
Representations and Warranties
SECTION 3.1. The Borrower, the Servicer and the Equityholder hereby represent and warrant to the Administrative Agent and the Lender that, as of the Amendment Date, (i) no Default, Event of Default, Potential Servicer Removal Event or Servicer Removal Event has occurred and is continuing or shall occur on the Amendment Date after giving effect to this Amendment and the transaction contemplated hereby and (ii) the representations and warranties of the Borrower, the Servicer and the Equityholder contained in Sections 4.01, 4.02 and 4.03 of the Revolving Credit Agreement are true and correct in all material respects on and as of the Amendment Date (other than any representation and warranty that is made as of a specific date).
ARTICLE IV
Conditions Precedent

SECTION 4.1. This Amendment will be effective upon the satisfaction of each of the following conditions:
(a)the execution and delivery of this Amendment by the parties hereto;
and
(b)all fees due and owing to the Administrative Agent and each Lender on or prior to the Amendment Date have been paid.
ARTICLE V
Miscellaneous
SECTION 5.1. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.
SECTION 5.2. Severability Clause. In case any provision in this Amendment deemed to be invalid, illegal or unenforceable, the remaining provisions of this Amendment remain in full force and effect.
SECTION 5.3. Ratification. Except as expressly amended hereby, the Revolving Credit Agreement is in all respects ratified and confirmed and all the terms, conditions and provisions thereof will remain in full force and effect. When effective, this Amendment will form a part of the Revolving Credit Agreement for all purposes and reference to this specific Amendment need not be made in the Revolving Credit Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Revolving Credit Agreement, any reference in any of such items to the Revolving Credit Agreement being sufficient to refer to the Revolving Credit Agreement as amended hereby. On and after the effectiveness of this Amendment, this Amendment shall for all purposes constitute a “Facility Document” and each reference in the Revolving Credit Agreement to “herein”, “hereunder” or words of like import referring to the Revolving Credit Agreement and each reference in any other Facility Document to “Revolving Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the “Revolving Credit Agreement” shall mean and be a reference to the Revolving Credit Agreement as amended hereby. The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of or operate as a waiver of any right, power or remedy under the Revolving Credit Agreement or any of the other Facility Documents. This Amendment shall not constitute a novation of the obligations and liabilities of the parties under the Revolving Credit Agreement or the other Facility Documents as in effect on or prior to the Amendment Date.
SECTION 5.4. Counterparts. The parties hereto may sign one or more copies of this Amendment in counterparts, all of which together constitute one and the same agreement. Delivery of an executed signature page of this Amendment by facsimile or email transmission is effective as delivery of a manually executed counterpart hereof. This Amendment shall be valid, binding and enforceable against a party when executed and delivered by an authorized individual on behalf of the party by means of (i) an original manual signature; (ii) a faxed, scanned or photocopied manual signature; or (iii) any other electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, including any relevant provisions of the Uniform Commercial Code (collectively, “Signature Law”), in each case, to the extent applicable; provided that no electronic signatures may be affixed through the use of a third-party service provider. Each faxed, scanned, or photocopied manual signature, or other electronic signature, shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any other party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. For the avoidance of doubt, original manual signatures shall be used for execution or indorsement of writings when required under the Uniform Commercial Code or other Signature Law due to the character or intended character of the writings.
SECTION 5.5. Headings. The headings of the Articles and Sections in this Amendment are for convenience of reference only and are not deemed to alter or affect the meaning or interpretation of any provisions hereof.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the Amendment Date.

BORROWER:

OFSCC-FS, LLC

By:	/s/ Tod K. Reichert
Name: Tod K. Reichert
Title: Senior Managing Director

OFS ABL — Fifth Amendment to Revolving Credit and Security Agreement

SERVICER:

OFS CAPITAL CORPORATION

By:	/s/ Tod K. Reichert
Name: Tod K. Reichert
Title: Corporate Secretary

OFS ABL — Fifth Amendment to Revolving Credit and Security Agreement

EQUITYHOLDER:

OFSCC-FS HOLDINGS, LLC

By:	/s/ Tod K. Reichert
Name: Tod K. Reichert
Title: Senior Managing Director

OFS ABL — Fifth Amendment to Revolving Credit and Security Agreement

ADMINISTRATIVE AGENT:

BNP PARIBAS,
as Administrative Agent

By:	/s/ Julien Flacassier
Name: Julien Flacassier
Title: Director

By:	/s/ Sohaib Naim
Name: Sohaib Naim
Title: Managing Director

LENDER:

BNP PARIBAS,
as Lender

By:	/s/ Julien Flacassier
Name: Julien Flacassier
Title: Director

By:	/s/ Sohaib Naim
Name: Sohaib Naim
Title: Managing Director
OFS ABL — Fifth Amendment to Revolving Credit and Security Agreement

LENDER:

MITSUBISHI HC CAPITAL AMERICA, INC.,
as Lender

By:	/s/ Candace Pavliscak
Name: Candace Pavliscak
Title: Senior Vice President

OFS ABL — Fifth Amendment to Revolving Credit and Security Agreement